Exhibit 99.1

1 NASDAQ: CNSP December 11, 2024 Virtual Analyst & Investor Day

2 Forward Looking Statements This presentation incorporates information from materials filed with the SEC and contains forward - looking statements. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements. We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of most recent Form 10 - K as updated by any subsequent Form 10 - Q filings. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements.

3 John M. Climaco, Esq President & Chief Executive Officer Sandra L. Silberman, MD, PhD Chief Medical Officer Zena Muzyczenko Vice President, Clinical Operations

4 Agenda • Opening and Introductions • CNS Pharma Overview • Glioblastoma Multiforme: The Patient Journey and Unmet Need • The Blood Brain Barrier and Overcoming This Significant Challenge • Berubicin: A Novel Anthracycline Designed to Cross the Blood Brain Barrier • Berubicin: Clinical Data and Path to Potential Approval • TPI 287: A Novel, Blood Brain Barrier Permeable Abeotaxane • CNS Pharma: Positioned for a Transformational 2025

5 Prof. Michael Weller, MD  Director of Department of Neurology, Universitatsspital, Zurich, Switzerland since 2008  Member of Swiss Neurological Society, German Society for Neurology, German Cancer Society, European Association for Neuro - Oncology, Society for Neuro - Oncology, European Society of Medical Oncology, and American Society of Clinical Oncology  Member of the Board, European Organisation for Research and Treatment of Cancer  President, Swiss Neuro - Oncology Society  Chairman of the Department of General Neurology at the University Hospital Tübingen, Germany, where he had previously received his education in clinical neurology  Postdoctoral fellowship at the Department of Clinical Immunology, University Hospital Zurich, Switzerland, followed where he identified death receptor targeting as a potential treatment strategy for malignant gliomas  Received several awards in recognition of his contributions to cancer research, including the German Cancer Award in 2007  Dr. Weller was involved in major practice - changing clinical trials including the registration trial for temozolomide in glioblastoma  Has co - authored more than 600 original publications in peer - reviewed journals, including The New England Journal of Medicine , Science , Nature , Nature Medicine , Lancet Oncology, PNAS , The Journal of Clinical Investigation , and The Journal of Clinical Oncology  Dr. Weller has been a member of the ESMO Open Editorial Board since 2016 and was a member of the ESMO Educational Committee, 2012 - 2016. He has also been a member of ESMO CNS Tumors Faculty Group since 2012

Samuel Goldlust, MD 6  B oard - certified and fellowship - trained neuro oncologist with Saint Luke’s Cancer Specialists  Specialized training in neuro - oncology and extensive experience treating patients with primary and metastatic brain tumors as well as the neurological complications of cancer  Passionate about research and focused on the development of novel and more effective treatments for glioblastoma and other brain tumors, including options when standard chemotherapy, radiation and surgery have proven ineffective  Completed his residency training in neurology at New York University Hospitals and was selected to serve as Chief R esident  Received fellowship training in neuro - oncology at Memorial Sloan Kettering Cancer Center and was promoted to Chief F ellow in his final year  Dr. Goldlust frequently treats conditions like Brain Cancer, Hypothalamus Cancer and Cancer of Cerebral Meninges along with other conditions at varying frequencies

7 Erin Dunbar, MD  Founding physician of the Brain Tumor Center and Director of Neuro - Oncology at Piedmont Atlanta Hospital, Piedmont Atlanta, GA  She specializes in the comprehensive care of brain and spine tumor patients who are battling both primary and metastatic tumors  Completed fellowships in Neuro - oncology at Johns Hopkins University, in Hospice and Palliative Medicine at the Malcom Randall VA Medical Center and in Medical - oncology at the University of Florida  Avid clinical researcher and a collaborator with organizations, including the National Cancer Institute and other national brain tumor centers

8 CNS Pharma Overview John M. Climaco, Esq President & Chief Executive Officer

Overview Lead Program: Berubicin, a Novel Anthracycline • First drug of its class to appear to cross the blood - brain barrier • A clinical trial designed to be pivotal now f u l ly enrolled • The primary analysis of data in the 1 st half of 2025 • No evidence of cardiotoxicity in hundreds of patients • Developed at MD Anderson Cancer Center – Ranked #1 in Cancer Care in the US 9 Pipeline Expansion with In - License of TPI 287 • Late - stage, novel, blood brain - barrier permeable taxane - derivative (abeotaxane) for treatment of brain malignancies • Studies in over 350 patients to date, include clinical trials as monotherapy and combination with bevacizumab • Orphan Designation for 7 years granting US marketing exclusivity • Fast Track Designation expediting review of data

A Focused and Targeted CNS Oncology Pipeline 10 Highlights Phase 3 Phase 2 Phase 1 Preclinical Indication Program • Study fully enrolled • Primary analysis data expected H1 2025 Glioblastoma Multiforme (GBM) Berubicin • Recently in - licensed • Plan to engage with regulators to design potential registration study Glioblastoma Multiforme (GBM) TPI 287 Potentially Pivotal

11 Proven Execution and Milestones June 2020 Dec 2020 May 2021 June 2021 Sept 2021 April 2022 April 2022 April 2022 Sept 2022 Sept 2023 Oct 2023 Dec 2023 Jan 2024 Berubicin Development Program Orphan Drug Designation IND Accepted for Berubicin Initiated Potentially Pivotal Global Berubicin Trial for GBM Fast Track Designation Patient Dosing in Potentially Pivotal Study Commence Approval from Switzerland EC and CA to Open Sites Approval from France EC and CA to Open Sites Approval from Spain EC and CA to Open Sites Pivotal Trial Expansion into France and Spain Enrollment of 200 th Patient Enrollment of 229 th Patient Successful Interim Analysis/Data Completion of Planned Enrollment Next Steps Primary Analysis from Potentially Pivotal Study H1 2025

12 Glioblastoma Multiforme: The Patient Journey Prof. Michael Weller, MD Samuel Goldlust, MD Erin Dunbar, MD

Glioblastoma Multiforme (GBM) 13 1: https://braintumor.org/take - action/about - gbm/ 2: 8 Major Markets includes USA, France, Germany, Italy, Spain, UK, Japan and urban China 3: Global Data, “Glioblastoma Multiforme (GBM): Opportunity Analysis and Forecasts to 2027” (2017) One of the most aggressive, deadly and treatment - resistant cancers that forms in the brain Current standard of care ineffective in ~60% of patients Can affect cognition, mood, behavior and organ function 12 – 18 MONTHS Average Life E xpectancy 1 >50,000 New Cases in the 8 Major Markets 2 Each Y ear 3 ~48% Of All P rimary M alignant Brain T umors 1 >151,000 Forecast of Annual New Cases in the 8 Major Markets 2 by 2027 3

GBM: Treatment 14 Treatment depends upon the stage of disease, which may include: Craniotomy - a surgical procedure that involves removing a section of the skull to access the brain. The bone is replaced after surgery Resection of brain tumor or retrieve a sample of the brain tumor Temozolomide PCV - Procarbazine hydrochloride, Lomustine (CCNU) and Vincristine sulfate Bevacizumab Treatment that uses x - rays and other high - energy rays to kill abnormal cells Magnetic fields applied to the skull Tumor Treating Fields Radiation Chemotherapy Common Drugs Surgery

GBM Current Standard of Care 15 *Europe does not usually administer any drugs after the primary diagnosis in patients with an unmethylated MGMT promotor; the US usually provides Temozolomide to all patients Comments Europe US Standard of Care First Line X X Resection and Radiotherapy First Line* X X Temozolomide First Line X Tumor Treating Fields Second Line X Lomustine (CCNU) Second Line X PCV (Procarbazine, CCNU, Vincristine) Third Line X Bevacizumab First, Second and Third Line X X Clinical Trials

16 The Blood Brain Barrier and Overcoming This Significant Challenge Sandra L. Silberman, MD, PhD Chief Medical Officer

17 The Blood Brain Barrier (BBB) Key Functions • Protection: • Blocks toxins, pathogens and potentially harmful molecules from entering the brain by transporters that bind to these substances and deliver them back to the bloodstream • Selective Permeability : • Allows essential nutrients like glucose and amino acids to pass through while restricting larger or harmful molecules • Maintaining Homeostasis : • Ensures a controlled environment for proper neuronal function Highly Selective, Semi - Permeable Barrier that Separates the Circulating Blood from the Brain Drug Delivery to the Brain is Challenging Due to the BBB’s Selective Nature, Limiting the Access and Effectiveness of Cancer Therapies in the Brain

18 Strategies for Therapies to Gain Access through the BBB Liposomal Formulations • Resemble the lipid bilayer of the endothelial cell membrane • Can circumvent mechanisms that transport drugs out of the brain and that confer resistance to tumor cells Intratumoral/Intracerebral or Intrathecal Administration: • Clinically established, useful to treat CNS disorders including brain tumors and seizures • Intratumoral: Injections or infusions of drugs directly into the tumor – available at the time of surgery • Intrathecal: Injections into the CSF - inadequate for delivery to tissue or cellular targets Viral Vectors: • Neurotropic viruses, i.e., viruses that can infect neural cells • Invade either by the neural network and axonal transport ( eg rabies virus or herpes simplex virus) or invade the CNS from the bloodstream (retroviruses) Ultrasound • Ultrasound - mediated drug delivery – non - invasive using ultrasound to temporarily open the BBB and deliver drugs into the brain

Berubicin: A Novel Anthracycline Designed to Cross the Blood Brain Barrier 19 Molecule derived from the structure of other anthracyclines Structure • Discovered due to molecular modeling and structure - based rational design through computational chemistry • Chosen based on its ability to circumvent P - glycoprotein and MRP1 (Multi - Drug Resistance Protein), which are part of the mechanisms that transport drugs out of resistant cells, as well as the normal brain due to the BBB Activity: • The mechanism of action is comparable to other anthracyclines; poisoning Topoisomerase II and disrupting DNA repair • Berubicin is more potent than Doxorubicin in cellular assays • Levels of Berubicin are higher in multidrug - resistant cells • Berubicin increases the survival of mice with orthotopic gliomas Berubicin Doxorubicin

20 Berubicin Increases Survival in Mouse Glioma Model • N ude mice ( nu/nu ) were seeded with U - 87 MG cells by direct intracerebral injection • Implanted mice were treated with two doses of Berubicin by intraperitoneal (i.p.) injection at 10 mg/kg on Day 1 and 5 mg/kg on Day 10 • U - 87 MG tumor - bearing mice treated with Berubicin showed a 33% increase in survival relative to placebo - treated control animals Berubicin T umors in the natural setting require compounds to cross the BBB to be effective

21 Berubicin: First - In - Human Trial Sandra L. Silberman, MD, PhD Chief Medical Officer

Berubicin: First - In - Human Trial Design 22 with recurrent or refractory glioblastoma multiforme (GBM) or other primary brain cancers 29 were GBM, 4 AO and 2 AA 35 Subjects DOSE Intravenous berubicin over 2 hours for 3 consecutive days (one course) every 21 days Doses were escalated using an accelerated titration design and ranged from 1.2 to 9.6 mg/m 2 /day PRIOR THERAPIES The median number of prior therapies was (5) five 71% of the patients had received at least four prior therapies, including any combination of chemotherapy, radiation and resection

23 Berubicin: Results of Phase 1 Dose - Finding and PK Study 44% of subjects demonstrated “stable disease or better” Two responses with up to 80% tumor shrinkage Extremely well tolerated with a good safety profile (no off - target toxicities) DURABLE COMPLETE RESPONSE (CR) - One subject remains cancer - free ~17 years following treatment Complete Response at 6 - Month Post Treatment*

24 Berubicin: Clinical Data Generated to Date Prof. Michael Weller, MD Samuel Goldlust, MD Erin Dunbar, MD

25 Established Clinical Global Infrastructure and Network Zena Muzyczenko Vice President, Clinical Operations

Clinical Development Infrastructure Optimized for Brain Cancer Drug Development 26 • Deliberate establishment of a global, CNS focused network • Commitment to work in this disease • Deep understanding of the landscape of clinical trials in GBM • Seamless transition to our next asset • Built to last • Set up for success Program Development Infrastructure & Efficiencies Relationships

27 Berubicin: Designed - to - Be - Pivotal Clinical Trial and Path to Potential Approval Sandra L. Silberman, MD, PhD Chief Medical Officer

Primary Analysis from Trial Expected 1 st Half 2025 28 Announced Independent Data Safety Monitoring Board (DSMB) Recommendation on 12/18/23 Continuation of Clinical Trial of Berubicin Without Modification x 45 centers in 5 countries x 252 patients randomized x Pivotal endpoint 6 - 12 months Berubicin Fully Enrolled 252 Subjects BERUBICIN 168 subjects LOMUSTINE 84 subjects Randomized: 2:1 7.1 mg/m2 IV infusion for 2 hours for 3 consecutive days followed by 18 days off study drug Single oral dose of 130 mg/m2 every 6 weeks, or per the full prescribing information

29 Interim Analysis and Rationale • Independent Data Safety Monitoring Board (DSMB) • Subject matter experts (oncologists, statistician) • Independently oversaw and monitored the clinical trial • Ensured the safety of the patients and the integrity of the data collected • DSMB made informed decisions about continuing, modifying or stopping the trial based on the accumulating safety and efficacy data • Planned interim analysis to reject futility of investigational drug • 07Dec2023 DSMB review of the interim safety and efficacy data • Concluded that CNS201 should be “Continued as planned (without modification)”

Berubicin: Next Major Milestone 30 Primary Analysis Planned H1 2025 x Study enrollment c omplete Patients on treatment and in survival follow - up continue unchanged Meeting with FDA to discuss the program based on the primary analysis Potential approval

31 Berubicin: Potentially Pivotal Clinical Trial Prof. Michael Weller, MD Samuel Goldlust, MD Erin Dunbar, MD

32 TPI 287 Late Stage, Novel Blood Brain Barrier Permeable Abeotaxane for Treatment of Brain Malignancies Sandra L. Silberman, MD, PhD Chief Medical Officer

33 TPI 287: A Novel Taxane Derivative TPI 287 Paclitaxel • Taxanes • A class of chemotherapy that binds to microtubules and prevents them from breaking down normally, which stops cancer cells from dividing • A substrate for P - glycoprotein (Pgp), which is upregulated in cells that become taxane - resistant, and is part of the BBB • TPI 287 • A derivative of taxane (abeotaxane) that is not a substrate for Pgp • Effective in taxane - resistance and able to cross the BBB

34 Readily Penetrates the Blood Brain Barrier in Animal Models

Clinical Trials with TPI 287 35 Evaluated in multiple Phase 1 and Phase 2 studies Engaging with regulators to advance into registrational study Fast Track Designation Orphan Drug Designation with 7 years market exclusivity in the U.S. ✓ ✓ ✓ ✓

TPI 287 36 Samuel Goldlust, MD Phase 1 trial of TPI 287, a microtubule stabilizing agent, in combination with bevacizumab in adults with recurrent glioblastoma

TPI 287 in Combination with Bevacizumab for the Treatment of Recurrent Glioblastoma 37 Progression - Free Survival Overall Survival Median OS: 13.4 mo [95% C.I. 10.9, 17.9] 12 - month OS: 64% Median PFS: 5.5 mo [95% C.I. 4.1, 8.2] 6 - month PFS: 40%

38 * Graphs represent aggregate data from multiple studies Improved GBM Survival in Combination with Bevacizumab

39 TPI 287: Late Stage, Novel Blood Brain Barrier Permeable Abeotaxane for Treatment of Brain Malignancies Prof. Michael Weller, MD Samuel Goldlust, MD Erin Dunbar, MD

40 CNS Pharma Positioned for a Transformational 2025 John M. Climaco, Esq President & Chief Executive Officer

Commercial Planning 41 Key Appointment of Amy Mahery to Board of Directors Commercial Strategy Under Development Focus on Hiring the Right People Medical Affairs/Medical Liaisons Product Launch & Commercialization Specialist

2025 Milestones 42 Berubicin Primary Analysis H1 2025 Pediatric Pre - Clinical Studies with Berubicin Pre - Clinical Studies with Berubicin Meetings with FDA to Review Strategies for Berubicin and TPI 287 Contract with Key Vendors to Launch TPI 287 Study Transfer of TPI 287 INDs TPI 287 Site Identification Final Protocol for TPI 287 Study

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44 NASDAQ: CNSP Investor & Media Relations: JTC Team, LLC Jenene Thomas 908.824.0775 CNSP@JTCIR.com